Investor Contact:	Mark Haden
Bunge Limited
914-684-3398
mark.haden@bunge.com

Media Contact:	Bethany Sherman
Teneo
212-220-8802
bethany.sherman@teneostrategy.com

Bunge Announces Retirement of
Agribusiness President, Brian Thomsen

WHITE PLAINS, NY – August 6, 2018 – Bunge Limited (NYSE: BG) today announced that Brian Thomsen, President, Agribusiness, has informed the company of his intent to retire from Bunge. Mr. Thomsen will remain with the company through the end of the year in order to ensure a smooth transition.

Mr. Thomsen joined the company in 2004, and has led Bunge’s Agribusiness segment since May 2014, having previously served as Managing Director of the global Grains and Oilseeds product lines.

“Brian’s leadership, business knowledge and expertise in risk management have been instrumental to Bunge over the years,” said CEO Soren Schroder. “In his role as President of Agribusiness, Brian has built a strong commercial team, enhanced our global value chain integration and strengthened our global footprint of assets through various partnerships around the world. We wish Brian all the best in his retirement and thank him for his leadership and contributions to the company. I have full confidence in our Agribusiness team to execute on the plan and deliver a strong year for Bunge.”

Mr. Thomsen said, “This was a personal decision for me, and it has been my honor to have served this organization over the past 14 years. I am proud of the team that we have built and all the great work they have done, and will continue to do, to advance Bunge Agribusiness.”

•	Website Information

We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

•	About Bunge Limited

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company operating in over 40 countries with approximately 32,000 employees. Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed; produces edible oil products for consumers and commercial customers in the food processing, industrial and artisanal bakery, confectionery, human nutrition and food service categories; produces sugar and ethanol from sugarcane; mills wheat, corn and rice to make ingredients used by food companies; and sells fertilizer in South America. Founded in 1818, the company is headquartered in White Plains, New York.

•	Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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